                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-06120

                           THE FIRST ISRAEL FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140

               (Address of Principal Executive Offices) (Zip Code)

                               J. Kevin Gao, Esq.
                           The First Israel Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code:(212) 875-3500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2006 to June 30, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

THE FIRST ISRAEL FUND, INC.

SEMI-ANNUAL REPORT
JUNE 30, 2006
(UNAUDITED)

[AMERICAN STOCK EXCHANGE(R) LOGO]
LISTED
ISL

ISL-SAR-0606

CONTENTS

Letter to Shareholders                                                         1
Portfolio Summary                                                              4
Schedule of Investments                                                        5
Statement of Assets and Liabilities                                            8
Statement of Operations                                                        9
Statement of Changes in Net Assets                                            10
Statement of Cash Flows                                                       11
Financial Highlights                                                          12
Notes to Financial Statements                                                 14
Results of Annual Meeting of Shareholders                                     21
Privacy Policy Notice                                                         22
Description of InvestLink(SM) Program                                         23
Proxy Voting and Portfolio Holdings Information                               26

LETTER TO SHAREHOLDERS

                                                                  August 2, 2006

DEAR SHAREHOLDER:

For the six month period ended June 30, 2006, The First Israel Fund, Inc. (the "Fund") had a loss of 0.40%, based on net asset value, vs. a same-period loss of 14.7% for the Morgan Stanley Capital International Israel Index* (the "MSCI Index") and a gain in the Tel Aviv 100 Index** of 0.1%. Based on market price, the Fund had a loss of 4.02% for the period.

FUND NOW TRADING ON AMEX

Effective May 11, 2006, the Fund is listed on, and has commenced trading on, the American Stock Exchange, LLC ("AMEX"). The Fund opted to make the move based on listing costs. The Fund estimates that the Fund's annual listing fees will decline substantially. The Fund continues to trade under the same ticker symbol
(ISL).

At June 30, 2006, total net assets of the Fund were approximately $74.0 million. The Fund's investments in securities listed and trading on the Tel Aviv Stock Exchange ("TASE") were $44.4 million, with another $16.5 million in Israeli and Israeli-related companies listed and trading in the United States. Combined, these totalled $60.9 million, as compared with $63.9 million on December 31, 2005. The Fund also held investments valued at approximately $6.7 million in unlisted securities, as compared to approximately $7.2 million on December 31, 2005. In percentage terms, at June 30, 2006, 91.4% of the Fund's net assets were invested in Israeli and Israeli-related companies, of which 82.3% were listed and trading on the TASE and in the United States and 9.1% were in unlisted securities.

The Fund's investment objective is long-term capital appreciation via investment primarily in equity securities of Israeli companies. These securities may be listed on the TASE or elsewhere, notably the NYSE and NASDAQ. Up to 30% of the Fund's total assets may be invested in illiquid securities, including securities of private equity funds that invest primarily in emerging markets.

PERFORMANCE

On an absolute basis, the top performing components of the Fund during the period were mainly in the broad industrials sector which also included real estate related companies. Relative to the MSCI Index, by far the most dominant contribution was as a result of the Fund's underweight position in the index heavyweight Teva Pharmaceutical Industries Ltd. (9.2% of the Fund's net assets as of June 30, 2006). The Fund's underweight in Check Point Software Technologies Ltd. (4.9% of the Fund's net assets as of June 30, 2006) also contributed as did gains in a number of small holdings in Industrial stocks which are not represented in the MSCI Index.

As it relates to the Fund's private equity holdings, we continue to see improvements in the valuations of investments of the various limited partnerships in which the Fund is invested. It should be noted that the valuation of portfolio holdings of illiquid securities typically lag price recovery in the public markets because improvements in the valuation of illiquid holdings generally result from financing rounds at improved valuations, public offerings or the sale of an investment. Write-downs, on the other hand, reflect the investment manager's judgment that events have taken place which impact the future realization of value for an investment.

As we noted previously, the last two years have seen an improvement in the performance of Israel's technology sector from the 1999 post-bubble valuations. In the period of January through June 2006, the Fund received distributions from limited partnerships totalling approximately $1,592,000, from six different realizations. During this period, the Fund also funded capital commitments of approximately $465,000, at valuations significantly below the pre-bubble period. The unfunded commitments of the Fund totalled $1.9 million at June 30, 2006, compared with $2.4 million at the end of 2005.

THE MARKET

The early period of 2006 saw a supportive environment for emerging markets as a whole with strong inflows into the asset class. This was particularly prevalent in the so called " BRIC " group, Brazil, Russia, India and China. However, during this period the Israeli market lagged, largely reflecting a rise in political risk with Hamas being victorious in the Palestinian Authority's January parliamentary elections and the hospitalization of Prime Minister Sharon leading to Israeli elections on March 28th. In spite of the lack of participation of the Israeli market in the general emerging market euphoria earlier in the year, the market was influenced by the emerging market sell off starting in mid-May 2006. The broad emerging market sell off was attributed to a number of factors, including stubborn U.S. inflation, the expectation of higher interest rates both in the U.S. and Japan and higher oil prices.

The domestic economic news was largely positive with a number of upward revisions to growth statistics. In the first quarter 2006, GDP growth reached 6.6% with strong areas particularly in industrial exports, tourist services and private consumption. There were also ongoing signs of recovery in residential construction.

In spite of the strong growth numbers, the strengthening of the shekel, together with the expectation of easing inflationary pressures, allowed the Bank of Israel to refrain from further interest rate increases, keeping the benchmark interest rate on hold at 5.25%.

PORTFOLIO

The slight fall in the Fund's NAV during the first half of the year could be attributed to gains in the industrials and real estate sectors which were negated by share price falls elsewhere, particularly in the health care and technology sectors.

During the earlier part of the year, investments in commercial banks were decreased slightly and the proceeds invested in Clal Industries (0.9% of the Fund's net assets as of June 30, 2006). Also during the period, investments in the insurance and real estate sectors were reduced.

OUTLOOK

At the time of writing, events and the hostilities in Lebanon are ongoing and unresolved. The military conflict will likely impact a number of areas such as tax revenue, government expenditure, and tourism and business and consumer confidence. The extent of the economic impact will probably be dependent on the duration of the conflict and the nature of the resolution. So far, the situation has had a limited impact on the Israeli stock market, although we believe that this is in part a result of the heavyweight global companies in the MSCI index.

Away from the political situation, the moderation of inflationary pressures and currency stability could allow ongoing economic growth in our view, thus potentially benefiting the domestically orientated Israeli companies. Elsewhere, we feel that the global environment will continue to influence Israel's leading global companies.

As always, we will remain focused on close analysis of the Fund's current holdings and potential future investments.

Respectfully,


/s/ Neil Gregson
----------------------------------------
Neil Gregson
Chief Investment Officer***


/s/ Steven B. Plump
----------------------------------------
Steven B. Plump
Chief Executive Officer and
President****

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN ISRAEL, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND AS WELL AS RISKS ASSOCIATED WITH INVESTING IN PRIVATE EQUITIES.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKETS, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

* The Morgan Stanley Capital International Israel Index is an unmanaged index (with no defined investment objective) of Israeli equities that includes reinvestment of dividends (net of taxes), and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** The Tel Aviv 100 Index is an index of the 100 largest companies (i.e., in terms of market capitalization) listed on the Tel Aviv Stock Exchange. Investors cannot invest directly in an index.

*** Neil Gregson, who is a Managing Director of Credit Suisse Asset Management Limited ("Credit Suisse Ltd."), is head of emerging market equities, based in London. Prior to assuming this role in 2003, he was chief investment officer for equities in Emerging Europe, the Middle East and Africa. Mr. Gregson joined Credit Suisse Ltd. in 1990 after working as an investment analyst in Johannesburg. Previously, he was a mining engineer with Anglo American Corporation in South Africa. Mr. Gregson holds a BSc (Hons.) in mining engineering from Nottingham University. He is also the Chief Investment Officer of The Emerging Markets Telecommunications Fund, Inc.

**** Steven B. Plump is a Managing Director of Credit Suisse Asset Management,
     LLC ("Credit Suisse") and CEO/President of the Fund. He joined Warburg Pincus Asset Management ("WPAM") in 1995 and came to Credit Suisse in 1999 when it acquired WPAM.

THE FIRST ISRAEL FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 2006 (UNAUDITED)

SECTOR ALLOCATION

                                    [CHART]

AS A PERCENT OF NET ASSETS

                                          30-JUN-06   31-DEC-05
                                          ---------   ---------
Chemicals                                    8.06%       8.11%
Commercial Banks                            15.53%      16.08%
Communications Equipment                     2.79%       3.57%
Diversified Telecommunication Services       4.61%       4.96%
Electric Equipment & Instruments             4.80%       4.39%
Industrial Conglomerates                     5.93%       4.20%
Insurance                                    7.75%       8.06%
Pharmaceuticals                             12.28%      16.89%
Semiconductor & Semiconductor Equipment      1.70%       1.57%
Software                                     6.29%       6.36%
Venture Capital                              8.88%       9.56%
Other Sectors                               12.79%      11.93%
Cash & Other Assets                          8.59%       4.32%

TOP 10 HOLDINGS, BY ISSUER

                                                                                                  PERCENT OF
      HOLDING                                            SECTOR                                   NET ASSETS
------------------------------------------------------------------------------------------------------------
 1.   Teva Pharmaceutical Industries Ltd.                           Pharmaceuticals                   9.2
 2.   Harel Insurance Investments Ltd.                                 Insurance                      6.7
 3.   Bank Hapoalim Ltd.                                            Commercial Banks                  6.1
 4.   Bank Leumi Le-Israel Ltd.                                     Commercial Banks                  5.6
 5.   Israel Chemicals Ltd.                                            Chemicals                      5.3
 6.   Check Point Software Technologies Ltd.                            Software                      4.9
 7.   Bezeq Israeli Telecommunication Corporation Ltd.   Diversified Telecommunication Services       4.6
 8.   Perrigo Co.                                                   Pharmaceuticals                   3.0
 9.   Makhteshim-Agan Industries Ltd.                                  Chemicals                      2.8
10.   Israel Discount Bank Ltd.                                     Commercial Banks                  2.4

THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

                                                           NO. OF
DESCRIPTION                                                SHARES       VALUE
--------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-91.41%

ISRAEL-89.80%

AEROSPACE & DEFENSE-0.83%
Elbit Systems Ltd.                                          23,000   $   617,081
                                                                     -----------
AIRLINES-0.16%
EL AL Israel Airlines+                                     174,089       117,769
                                                                     -----------
BUILDING PRODUCTS-0.59%
Electra Consumer  Products Ltd.+                            52,000       334,031
Klil Industries Ltd.+                                       18,654       106,370
                                                                     -----------
                                                                         440,401
                                                                     -----------
CAPITAL MARKETS-1.06%
IBI Investment House Ltd.                                   82,000       785,039
                                                                     -----------
CHEMICALS-8.06%
Israel Chemicals Ltd.                                      960,000     3,902,446
Makhteshim-Agan Industries Ltd.                            385,001     2,056,864
                                                                     -----------
                                                                       5,959,310
                                                                     -----------
COMMERCIAL BANKS-15.53%
Bank Hapoalim Ltd.                                       1,035,000     4,511,263
Bank Leumi Le-Israel Ltd.                                1,140,000     4,135,476
F.I.B.I. Holdings Ltd.+                                     27,500       434,472
Israel Discount Bank Ltd., Class A+                      1,035,000     1,811,854
United Mizrahi Bank Ltd.+                                  100,000       593,608
                                                                     -----------
                                                                      11,486,673
                                                                     -----------
COMMUNICATIONS EQUIPMENT-2.79%
AudioCodes Ltd.+                                            35,000       381,500
ECI Telecom Ltd.+                                           45,564       367,246
NICE Systems Ltd., ADR+                                     24,200       680,988
RADWARE Ltd.+                                               49,300       633,012
                                                                     -----------
                                                                       2,062,746
                                                                     -----------
CONSTRUCTION & ENGINEERING-1.31%
Housing & Construction Holdings Ltd.+                    1,000,000       966,451
                                                                     -----------

                                                         NO. OF
DESCRIPTION                                           SHARES/UNITS      VALUE
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES-0.91%
Ampal-American Israel Corp., Class A+                     135,000    $   675,000
                                                                     -----------
DIVERSIFIED TELECOMMUNICATION SERVICES-4.61%
Bezeq Israeli Telecommunication Corporation Ltd.        2,900,000      3,407,970
                                                                     -----------
ELECTRICAL EQUIPMENT & INSTRUMENTS-4.80%
Electra (Israel) Ltd.+                                      8,109        845,692
Nisko Industries (1992) Ltd.+                              32,500        177,040
Orbotech, Ltd.+                                            66,755      1,530,692
Rapac Electronics Ltd.                                    116,278        460,264
Rapac Technologies (2000) Ltd.                             29,500        211,296
Telsys Ltd.                                                50,000        326,816
                                                                     -----------
                                                                       3,551,800
                                                                     -----------
FOOD & STAPLES RETAILING-0.60%
Blue Square Chain Investments & Properties Ltd.+           11,605        106,916
Gan Shmuel Food Industries                                 16,940         63,991
Supersol Ltd.+                                            100,000        277,178
                                                                     -----------
                                                                         448,085
                                                                     -----------
HOUSEHOLD DURABLES-1.41%
Elco Holdings Ltd.                                         97,391      1,044,372
                                                                     -----------
HOUSEHOLD PRODUCTS-0.56%
Albad Massuot Yitzhak Ltd.+                                50,000        411,832
                                                                     -----------
INDUSTRIAL CONGLOMERATES-5.93%
Clal Industries Ltd.                                      140,000        698,799
Discount Investment Corporation                            33,500        783,978
IDB Development Corporation Ltd.                           44,001      1,301,284
IDB Holding Corporation Ltd.                               42,251        984,130
Koor Industries Ltd.+                                       8,500        447,426
Macpell Industries Ltd.+                                  116,074        171,361
                                                                     -----------
                                                                       4,386,978
                                                                     -----------

See accompanying notes to financial statements.

                                                         NO. OF
DESCRIPTION                                           SHARES/UNITS       VALUE
--------------------------------------------------------------------------------
INSURANCE-7.75%
Clal Insurance Enterprise  Holdings Ltd.                   40,000    $   791,055
Harel Insurance Investments Ltd.                          115,000      4,939,409
                                                                     -----------
                                                                       5,730,464
                                                                     -----------
INTERNET SOFTWARE & SERVICES-0.52%
Aladdin Knowledge Systems+                                 18,800        382,580
                                                                     -----------
INVESTMENT & HOLDING COMPANIES-0.04%
The Renaissance Fund LDC+~                                     60         30,261
                                                                     -----------
MACHINERY-0.51%
Plasson Ltd.                                               17,500        374,800
                                                                     -----------
PAPER & FOREST PRODUCTS-0.41%
American Israeli Paper Mills Ltd.                           6,089        302,200
                                                                     -----------
PHARMACEUTICALS-12.28%
DeveloGen AG+*                                                497        105,265
Perrigo Co.                                               134,000      2,209,603
Teva Pharmaceutical Industries Ltd., ADR                  214,300      6,769,737
                                                                     -----------
                                                                       9,084,605
                                                                     -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT-1.52%
Elbit Medical Imaging Ltd.+                                 3,001         64,856
Industrial Buildings Corporation Ltd.                     140,001        227,895
Property & Building Corporation Ltd.                        7,083        831,937
                                                                     -----------
                                                                       1,124,688
                                                                     -----------
ROAD & RAIL-0.72%
Dan Vehicle & Transportation                              100,000        533,776
                                                                     -----------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT-1.70%
Camtek Ltd.+                                               29,400        173,754
DSP Group Inc.+                                            43,500      1,080,975
                                                                     -----------
                                                                       1,254,729
                                                                     -----------
SOFTWARE-6.29%
Check Point Software Technologies Ltd.+                   208,100    $ 3,658,398
ECtel Ltd.+                                                 1,124          4,946
Formula Systems (1985) Ltd.+                               72,500        800,991
MIND C.T.I. Ltd.+                                          72,200        186,276
                                                                     -----------
                                                                       4,650,611
                                                                     -----------
THRIFTS & MORTGAGE FINANCE-1.63%
Discount Mortgage Bank Ltd.+                                9,500      1,208,654
                                                                     -----------
VENTURE CAPITAL-7.28%
ABS GE Capital Giza Fund, L.P.+~                        1,250,001        211,313
Advent Israel (Bermuda) L.P.+~                          1,682,293         69,859
BPA Israel Ventures LLC+~#                              1,674,588      1,040,390
Concord Ventures II Fund L.P.+~#                        1,920,000        556,418
Delta Fund I, L.P.+~#                                     232,940        131,729
Formula Ventures L.P.+~#                                1,000,000         71,960
Giza GE Venture Fund III L.P.+~#                        1,150,000        694,749
K.T. Concord Venture Fund L.P.+~                        1,000,000        383,265
Neurone Ventures II, L.P.+~#                              573,684        237,651
Pitango Fund II LLC+~                                   1,000,000        190,543
SVE Star Ventures Enterprises
GmbH & Co. No. IX KG+~#                                 1,750,000      1,143,187
Walden-Israel Ventures, L.P.+~                            500,000         48,155
Walden-Israel Ventures III, L.P.+~#                       953,563        601,440
                                                                     -----------
                                                                       5,380,659
                                                                     -----------
TOTAL ISRAEL
   (Cost $51,178,278)                                                 66,419,534
                                                                     -----------
GLOBAL-1.61%

VENTURE CAPITAL-1.61%
Emerging Markets  Ventures I L.P.
   (Cost $1,279,008)+~#                                 2,237,292      1,193,416
                                                                     -----------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES
   (Cost $52,457,286)                                                 67,612,950
                                                                     -----------

                                 See accompanying notes to financial statements.

                                                        PRINCIPAL
                                                          AMOUNT
DESCRIPTION                                              (000'S)        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-8.62%

GRAND CAYMAN-8.62%
Wachovia Bank, overnight deposit, 4.25%, 07/03/06**
   (Cost $6,372,000)                                      $6,372    $ 6,372,000
                                                                    -----------
TOTAL INVESTMENTS-100.03%
   (Cost $58,829,286) (Notes B,E,G )                                 73,984,950
                                                                    -----------
LIABILITIES IN EXCESS OF CASH AND
   OTHER ASSETS-(0.03)%                                                 (19,438)
                                                                    -----------
NET ASSETS-100.00%                                                  $73,965,512
                                                                    ===========

+    Non-income producing security.

~ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Notes B and H).

# As of June 30, 2006, the aggregate amount of open commitments for the Fund is $1,944,558. (See Note H).

* Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Note
     B).

** Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.

ADR  American Depositary Receipts.

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2006 (UNAUDITED)

ASSETS
Investments, at value (Cost $58,829,286) (Notes B,E,G)               $73,984,950
Cash                                                                     142,159
Receivables:
   Israeli tax refunds (Note B)                                          129,428
   Dividends                                                              71,004
Prepaid expenses                                                           6,711
                                                                     -----------
Total Assets                                                          74,334,252
                                                                     -----------
LIABILITIES
Payables:
   Investment advisory fees (Note C)                                     182,361
   Administration fees (Note C)                                            9,658
   Directors' fees                                                        27,842
   Other accrued expenses                                                148,879
                                                                     -----------
Total Liabilities                                                        368,740
                                                                     -----------
NET ASSETS (applicable to 4,259,295 shares of common stock
   outstanding) (Note D)                                             $73,965,512
                                                                     ===========
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 4,259,295 shares issued
   and outstanding (100,000,000 shares authorized)                   $     4,259
Paid-in capital                                                       54,350,291
Undistributed net investment income                                      661,321
Accumulated net realized gain on investments and foreign
   currency related transactions                                       3,790,729
Net unrealized appreciation in value of investments and
   translation of other assets and liabilities denominated
   in foreign currency                                                15,158,912
                                                                     -----------
Net assets applicable to shares outstanding                          $73,965,512
                                                                     ===========
NET ASSET VALUE PER SHARE ($73,965,512 / 4,259,295)                  $     17.37
                                                                     ===========
MARKET PRICE PER SHARE                                               $     15.04
                                                                     ===========

                                 See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

INVESTMENT INCOME
Income (Note B):
   Dividends                                                        $ 1,365,189
   Interest                                                             142,823
   Less: Foreign taxes withheld                                        (204,144)
                                                                    -----------
   Total Investment Income                                            1,303,868
                                                                    -----------
Expenses:
   Investment advisory fees (Note C)                                    466,474
   Custodian fees                                                        76,624
   Directors' fees                                                       40,101
   Audit and tax fees                                                    39,629
   Administration fees (Note C)                                          32,136
   Legal fees                                                            31,718
   Printing (Note C)                                                     19,836
   Accounting fees                                                       14,876
   Stock exchange listing fees                                           11,778
   Shareholder servicing fees                                            11,132
   Insurance                                                              2,313
   Miscellaneous                                                          9,464
                                                                    -----------
   Total Expenses                                                       756,081
   Less: Fee waivers (Note C)                                           (90,960)
                                                                    -----------
      Net Expenses                                                      665,121
                                                                    -----------
Net Investment Income                                                   638,747
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
   Investments                                                        4,205,795
   Foreign currency related transactions                                 (4,528)
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in
   foreign currency                                                  (5,147,770)
                                                                    -----------
Net realized and unrealized loss on investments and foreign
   currency related transactions                                       (946,503)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $  (307,756)
                                                                    ===========

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                         FOR THE SIX    FOR THE THREE   FOR THE FISCAL
                                                                         MONTHS ENDED    MONTHS ENDED     YEAR ENDED
                                                                        JUNE 30, 2006    DECEMBER 31,    SEPTEMBER 30,
                                                                         (UNAUDITED)         2005            2005
                                                                        -------------   -------------   --------------
INCREASE/(DECREASE) IN NET ASSETS
Operations:
   Net investment income/(loss)                                          $   638,747     $    31,819     $  (280,061)
   Net realized gain/(loss) on investments and foreign currency
      related transactions                                                 4,201,267         (99,923)      7,285,762
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated
   in foreign currency                                                    (5,147,770)      3,281,357      10,095,852
                                                                         -----------     -----------     -----------
      Net increase/(decrease) in net assets resulting from operations       (307,756)      3,213,253      17,101,553
                                                                         -----------     -----------     -----------
Distributions to shareholders:
      Net realized gain on investments                                            --      (6,814,872)             --
                                                                         -----------     -----------     -----------
      Total increase/(decrease) in net assets                               (307,756)     (3,601,619)     17,101,553
                                                                         -----------     -----------     -----------
NET ASSETS
Beginning of period                                                       74,273,268      77,874,887      60,773,334
                                                                         -----------     -----------     -----------
End of period                                                            $73,965,512*    $74,273,268*    $77,874,887
                                                                         ===========     ===========     ===========

----------
* Includes undistributed net investment income of $661,321 and $22,574, respectively.

                                 See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

STATEMENT OF CASH FLOWS - FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

INCREASE IN CASH FROM
Operating Activities:
   Investment income received                                     $ 1,198,813
   Operating expenses paid                                           (665,428)
   Purchases of long-term portfolio investments                    (4,655,583)
   Proceeds from disposition of long-term portfolio investments     7,202,200
   Net sales of short-term portfolio investments                    3,877,000
   Cash distributions paid                                         (6,814,872)
                                                                  -----------
   Net increase in cash from operating activities                               $ 142,130
Cash at beginning of period                                                            29
                                                                                ---------
Cash at end of period                                                           $ 142,159
                                                                                =========
RECONCILIATION OF NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET INCREASE
IN CASH FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations                            $(307,756)
Adjustments:
   Increase in receivables                                        $  (105,055)
   Increase in accrued expenses                                         3,942
   Increase in prepaid expenses                                        (4,249)
   Net realized gain from partnership distributions                  (915,437)
   Net increase in cash from investment transactions                7,339,054
   Net realized and unrealized loss on investments and foreign
      currency related transactions                                   946,503
   Cash distributions paid                                         (6,814,872)
                                                                  -----------
Total adjustments                                                                 449,886
                                                                                ---------
NET INCREASE IN CASH FROM OPERATING ACTIVITIES                                  $ 142,130
                                                                                =========

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                FOR THE SIX    FOR THE THREE   FOR THE FISCAL YEARS
                                                MONTHS ENDED    MONTHS ENDED    ENDED SEPTEMBER 30,
                                               JUNE 30, 2006    DECEMBER 31,   --------------------
                                                (UNAUDITED)         2005          2005       2004
                                               -------------   -------------    -------    -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period            $ 17.44         $ 18.28         $ 14.27    $ 12.35
                                                -------         -------         -------    -------
Net investment income/(loss)                       0.15            0.01           (0.07)     (0.03)
Net realized and unrealized gain/(loss) on
   investments and foreign currency related
   transactions                                   (0.22)           0.75            4.08       1.95
                                                -------         -------         -------    -------
Net increase/(decrease) in net assets
   resulting from operations                      (0.07)           0.76            4.01       1.92
                                                -------         -------         -------    -------
Dividends and distributions to shareholders:
   Net investment income                             --              --              --         --
   Net realized gain on investments and
      foreign currency related transactions          --           (1.60)             --         --
                                                -------         -------         -------    -------
Total dividends and distributions to
   shareholders                                      --           (1.60)             --         --
                                                -------         -------         -------    -------
Anti-dilutive impact due to capital shares
   repurchased                                       --              --              --         --
                                                -------         -------         -------    -------
Net asset value, end of period                  $ 17.37         $ 17.44         $ 18.28    $ 14.27
                                                =======         =======         =======    =======
Market value, end of period                     $ 15.04         $ 15.67         $ 16.21    $ 12.09
                                                =======         =======         =======    =======
Total investment return (a)                       (4.02)%          6.15%          34.08%     19.70%
                                                =======         =======         =======    =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)         $73,966         $74,273         $77,875    $60,773
Ratio of expenses to average net assets (b)        1.76%(c)        1.65%(c)        2.10%      1.92%
Ratio of expenses to average net assets,
   excluding fee waivers                           2.00%(c)        1.87%(c)        2.33%      2.13%
Ratio of net investment income/(loss) to
   average net assets (b)                          1.69%(c)        0.16%(c)       (0.39)%    (0.19)%
Portfolio turnover rate                            6.74%           1.53%          10.65%      8.53%

+    Based on average shares outstanding.

(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers.

(c)  Annualized.

                                 See accompanying notes to financial statements.

                                                                     FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                               -----------------------------------------------------------------------------------
                                                 2003       2002       2001       2000       1999       1998       1997      1996
                                               -------    -------    -------    -------    -------    -------    -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period           $  9.50    $ 11.64    $ 23.24    $ 17.18    $ 15.04    $ 18.41    $ 13.10   $ 13.20
                                               -------    -------    -------    -------    -------    -------    -------   -------
Net investment income/(loss)                     (0.22)+    (0.17)+    (0.06)+    (0.02)+    (0.02)+     0.07       0.35     (0.09)
Net realized and unrealized gain/(loss) on
   investments and foreign currency related
   transactions                                   3.42      (1.80)     (8.39)      7.80       3.21      (2.97)      6.20     (0.01)
                                               -------    -------    -------    -------    -------    -------    -------   -------
Net increase/(decrease) in net assets
   resulting from operations                      3.20      (1.97)     (8.45)      7.78       3.19      (2.90)      6.55     (0.10)
                                               -------    -------    -------    -------    -------    -------    -------   -------
Dividends and distributions to shareholders:
   Net investment income                            --         --      (0.08)     (0.41)     (0.21)        --         --        --
   Net realized gain on investments and
      foreign currency related transactions      (0.35)     (0.17)     (3.07)     (1.46)     (1.20)     (0.47)     (1.24)       --
                                               -------    -------    -------    -------    -------    -------    -------   -------
Total dividends and distributions to
   shareholders                                  (0.35)     (0.17)     (3.15)     (1.87)     (1.41)     (0.47)     (1.24)       --
                                               -------    -------    -------    -------    -------    -------    -------   -------
Anti-dilutive impact due to capital shares
   repurchased                                      --         --         --       0.15       0.36         --         --        --
                                               -------    -------    -------    -------    -------    -------    -------   -------
Net asset value, end of period                 $ 12.35    $  9.50    $ 11.64    $ 23.24    $ 17.18    $ 15.04    $ 18.41   $ 13.10
                                               =======    =======    =======    =======    =======    =======    =======   =======
Market value, end of period                    $ 10.10    $  7.41    $  9.60    $18.563    $14.000    $11.813    $14.938   $11.250
                                               =======    =======    =======    =======    =======    =======    =======   =======
Total investment return (a)                      40.57%    (21.24)%   (38.21)%    47.61%     32.61%    (18.05)%    44.36%    (6.25)%
                                               =======    =======    =======    =======    =======    =======    =======   =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)        $52,604    $40,457    $49,565    $98,979    $76,683    $75,373    $92,298   $65,649
Ratio of expenses to average net assets (b)       2.31%      2.08%      1.88%      2.05%      2.05%      2.06%      2.26%     2.23%
Ratio of expenses to average net assets,
   excluding fee waivers                          2.54%      2.30%      2.09%      2.28%      2.30%      2.31%      2.30%       --
Ratio of net investment income/(loss) to
   average net assets (b)                        (2.01)%    (1.44)%    (0.39)%    (0.08)%    (0.12)%     0.42%      2.20%    (0.68)%
Portfolio turnover rate                           2.94%     11.26%     21.11%     27.06%     18.65%     29.11%     16.98%    21.68%

THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE A. ORGANIZATION

The First Israel Fund, Inc. (the "Fund") was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. On November 17, 2005, the Fund's Board of Directors approved a change in the Fund's fiscal year end from a twelve-month period ending September 30 to a twelve-month period ending December 31.

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. At June 30, 2006, the Fund held 9.07% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $12,572,936 and fair value of $6,709,601. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange ("TASE"). Gains derived from Israeli securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that support the infrastructure of Israel are considered approved investments. Any gains sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. For the six months ended June 30, 2006, the Fund did not incur any Israeli capital gains taxes. The Fund accrues any capital gains tax estimated to be payable as if the security had been sold at the time unrealized gains are recorded.

Dividends derived from listed or approved Israeli securities are subject to a 15% withholding tax, while dividends from unlisted or unapproved securities are subject to a 25% withholding tax. The Fund accrued for a refund of a portion of these amounts withheld. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. Withholding taxes are accrued when the related income is earned in an amount management believes is ultimately payable after any reclaims of taxes withheld.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

PARTNERSHIP ACCOUNTING POLICY: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from underlying partnerships and adjusts the cost of underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

OTHER: The Fund invests in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investments in Israel may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values, and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

The Board of Directors has removed the limitation set forth in the Fund's original prospectus requiring that the portion of the Fund's investments not invested in Israeli securities be invested in securities of companies that are substantially involved in or with Israel. However, the Fund has adopted a policy to invest under normal circumstances, at least 80% of the value of its assets in investments that are tied economically to Israel.

NOTE C. AGREEMENTS

Credit Suisse Asset Management, LLC ("Credit Suisse") serves as the Fund's investment adviser with respect to all investments. Credit Suisse is contractually entitled to receive as compensation for its advisory services from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly market value or net assets (whichever is lower) invested in listed securities (including securities traded over-the-counter in the United States) and 2.00% of the Fund's average weekly market value or net assets (whichever is lower) invested in unlisted securities. The aggregate fee may not exceed an annual rate of 1.40% of the Fund's average weekly market value or net assets (whichever is lower). Credit Suisse has agreed to waive the advisory fee previously payable to the Fund's former investment sub-adviser. For the six months ended June 30, 2006, Credit Suisse earned $466,474 for advisory services, of which Credit Suisse waived $90,960. Credit Suisse also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2006, Credit Suisse was reimbursed $5,701 for administrative services rendered to the Fund.

Credit Suisse Asset Management Limited ("Credit Suisse Ltd.") an affiliate of Credit Suisse, is a sub-investment adviser to the Fund. Credit Suisse Ltd.'s sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and not paid by the Fund.

Analyst Exchange and Trading Services Ltd. ("Analyst I.M.S.") is also a sub-investment adviser to the Fund. Analyst I.M.S. is paid a fee, out of the advisory fee payable to Credit Suisse, calculated weekly and paid quarterly at an annual rate of 0.30% of the Fund's average weekly market value or net assets (whichever is lower). In addition, Credit Suisse pays Analyst I.M.S., out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 16.5% and effective July 1, 2006, was reduced to 15.5%) and $25,000 annually to cover expenses incurred in the execution of sub-advisory services. For the six months ended June 30, 2006, Analyst I.M.S. earned $132,403 for sub-advisory services.

Analyst I.M.S. has certain commercial arrangements with banks and brokers in Israel from which Analyst I.M.S. receives a portion of the commissions on the Fund's trades executed in Israel. For the six months ended June 30, 2006, such commissions amounted to approximately $2,900.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the six months ended June 30, 2006, BSFM earned $26,435 for administrative services.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the six months ended June 30, 2006, Merrill was paid $31,233 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE D. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,259,295 shares outstanding at June 30, 2006, Credit Suisse owned 7,169 shares.

NOTE E. INVESTMENT IN SECURITIES

For the six months ended June 30, 2006, purchases and sales of securities, other than short-term investments, were $4,646,786 and $5,603,650, respectively.

NOTE F. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G., as administrative agent and syndication agent and State Street Bank and Trust Company, as operations agent, for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the six months ended June 30, 2006, the Fund had no borrowings under the Credit Facility.

NOTE G. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

At June 30, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $58,919,360, $24,257,724, $(9,192,134) and $15,065,590, respectively.

NOTE H. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

                             NUMBER                                         FAIR                 PERCENT
                               OF                                         VALUE AT    VALUE PER   OF NET  DISTRIBUTIONS      OPEN
SECURITY                  UNITS/SHARES  ACQUISITION DATE(S)     COST      06/30/06   UNIT/SHARE   ASSETS     RECEIVED    COMMITMENTS
--------                  ------------  -------------------  ----------  ----------  ----------  -------  -------------  -----------
ABS GE Capital
   Giza Fund, L.P.          1,250,001   02/03/98 - 02/13/02  $1,009,773  $  211,313     $0.17      0.29     $1,605,498     $     --
                            ---------                        ----------  ----------                ----     ----------     --------
Advent Israel
   (Bermuda) L.P.           1,682,293   06/16/93 - 01/16/98   1,835,405      69,859      0.04      0.09      3,851,769           --
                            ---------                        ----------  ----------                ----     ----------     --------
BPA Israel Ventures LLC     1,674,588   10/05/00 - 12/09/05   1,265,622   1,040,390      0.62      1.41             --      625,412
                            ---------                        ----------  ----------                ----     ----------     --------
Concord Ventures II
   Fund L.P.                1,880,000   03/29/00 - 07/11/05   1,307,560     544,826      0.29      0.74
                               40,000         04/12/06           40,000      11,592      0.29      0.01
                            ---------                        ----------  ----------                ----     ----------     --------
                            1,920,000                         1,347,560     556,418                0.75         75,777       80,000
                            ---------                        ----------  ----------                ----     ----------     --------
Delta Fund I, L.P.            220,440   11/15/00 - 09/09/05     157,471     124,660      0.57      0.17
                               12,500         04/04/06           12,500       7,069      0.57      0.01
                            ---------                        ----------  ----------                ----     ----------     --------
                              232,940                           169,971     131,729                0.18         45,794       17,500
                            ---------                        ----------  ----------                ----     ----------     --------
Emerging Markets
   Ventures I L.P.          2,226,890   01/22/98 - 06/30/05   1,268,606   1,187,867      0.53      1.60
                               10,402         01/10/06           10,402       5,549      0.53      0.01
                            ---------                        ----------  ----------                ----     ----------     --------
                            2,237,292                         1,279,008   1,193,416                1.61      1,208,504      262,708
                            ---------                        ----------  ----------                ----     ----------     --------
Formula Ventures L.P.       1,000,000   08/06/99 - 06/14/04     228,948      71,960      0.07      0.10        275,968           --
                            ---------                        ----------  ----------                ----     ----------     --------
Giza GE Venture
   Fund III L.P.            1,125,000   1/31/00 - 08/10/05      776,083     679,646      0.60      0.92
                               25,000         03/02/06           24,679      15,103      0.60      0.02
                            ---------                        ----------  ----------                ----     ----------     --------
                            1,150,000                           800,762     694,749                0.94        118,145      100,000
                            ---------                        ----------  ----------                ----     ----------     --------
K.T. Concord Venture
   Fund L.P.                1,000,000   12/08/97 - 09/29/00     776,258     383,265      0.38      0.52        544,497           --
                            ---------                        ----------  ----------                ----     ----------     --------
Neurone Ventures
   II, L.P.                   536,184   11/24/00 - 08/15/05     291,557     222,116      0.41      0.30
                               37,500         04/17/06           37,500      15,535      0.41      0.02
                            ---------                        ----------  ----------                ----     ----------     --------
                              573,684                           329,057     237,651                0.32         39,421      187,500
                            ---------                        ----------  ----------                ----     ----------     --------
Pitango Fund II LLC         1,000,000   10/31/96 - 08/01/01     536,638     190,543      0.19      0.26      1,115,588           --
                            ---------                        ----------  ----------                ----     ----------     --------
SVE Star Ventures
   Enterprises GmbH &
   Co. No. IX KG            1,500,000   12/21/00 - 03/30/05   1,177,189     979,875      0.65      1.32
                              250,000         05/04/06          250,000     163,312      0.65      0.22
                            ---------                        ----------  ----------                ----     ----------     --------
                            1,750,000                         1,427,189   1,143,187                1.54             --      250,000
                            ---------                        ----------  ----------                ----     ----------     --------

                            NUMBER                                          FAIR                 PERCENT
                              OF                                          VALUE AT   VALUE PER    OF NET  DISTRIBUTIONS      OPEN
SECURITY                 UNITS/SHARES  ACQUISITION DATE(S)      COST      06/30/06   UNIT/SHARE   ASSETS    RECEIVED     COMMITMENTS
--------                 ------------  -------------------  -----------  ----------  ----------  -------  -------------  -----------
The Renaissance
   Fund LDC                      60    03/30/94 - 03/21/97  $   213,193  $   30,261    $504.35     0.04    $   567,308    $       --
                            -------                         -----------  ----------                ----    -----------    ----------
Walden-Israel
   Ventures, L.P.           500,000    09/28/93 - 05/16/97      282,752      48,155       0.10     0.07        442,280            --
                            -------                         -----------  ----------                ----    -----------    ----------
Walden-Israel
   Ventures III, L.P.       864,188    02/23/01 - 11/22/05      589,425     545,069       0.63     0.74
                             89,375         03/29/06             89,375      56,371       0.63     0.07
                            -------                         -----------  ----------                ----    -----------    ----------
                            953,563                             678,800     601,440                0.81        728,770       421,438
                            -------                         -----------  ----------                ----    -----------    ----------
Total                                                       $12,180,936  $6,604,336                8.93    $10,619,319    $1,944,558
                                                            ===========  ==========                ====    ===========    ==========

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE I. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 20, 2006, the Annual Meeting of Shareholders of the Fund (the "Meeting") was held and the following matter was voted upon:

(1) To re-elect two directors (Mr. Arzac and Mr. Goldstein) and to elect two directors (Mr. Fox and Mr. Haber) to the Board of Directors of the Fund:

NAME OF DIRECTOR                    FOR      WITHHELD
----------------                 ---------   --------
Enrique R. Arzac (Class III)     3,499,783    70,272
Lawrence J. Fox (Class I)        3,497,575    72,480
Phillip Goldstein (Class I)      3,506,274    63,781
Lawrence D. Haber (Class III)    3,495,838    74,217

In addition to the directors elected at the Meeting, James J. Cattano and Steven
N. Rappaport continue to serve as directors of the Fund.

IMPORTANT PRIVACY CHOICES FOR CONSUMERS (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

-    Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates.

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CREDIT SUISSE"), AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CREDIT SUISSE SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MAY 18, 2006.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by Computershare Trust Company N.A. ("Computershare"), not by the Fund. Computershare will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

In order to participate in the Program, you must be a registered holder of at least one Share of stock of the Fund. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. All cash payments must be drawn on a U.S. bank and payable in U.S. dollars. Checks must be made payable to Computershare. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The investment date for cash payments is the 25th day of each month (or the next trading day if the 25th is not a trading day). The investment date for dividend reinvestment is the dividend payment date. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period. All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests received by the Program Administrator within thirty (30) days of an address change are expected to be submitted in written form.

Computershare, as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program.

The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested shareholder may participate in the Program. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested shareholder may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers:
(800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada).
All correspondence regarding the Program should be directed to: Computershare Trust Company, N.A., InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.

InvestLink is a service mark of Computershare Trust Company, N.A.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its securities are available:

          -    By calling 1-800-293-1232;

          -    On the Fund's website, www.credit-suisse.com/us

          - On the website of the Securities and Exchange Commission, http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

CLOSED-END FUNDS

SINGLE COUNTRY

The Chile Fund, Inc. (CH)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY

The Latin America Equity Fund, Inc. (LAQ)
The Emerging Markets Telecommunications Fund, Inc. (ETF)

FIXED INCOME

Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed above at 1-800-293-1232 or visit our website on the
Internet: http://www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Commodity Return Strategy Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Small Cap Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Blend Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Mid-Cap Growth Fund
Credit Suisse New York Municipal Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Allocation Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

                       This page intentionally left blank.

SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund is a closed-end, non-diversified management investment company whose shares trade on the American Stock Exchange, LLC ("AMEX"). The Fund's AMEX trading symbol is ISL. Its investment objective is long-term capital appreciation through investments primarily in equity securities of Israeli companies. Credit Suisse Asset Management, LLC, the Fund's investment adviser, is part of the Asset Management business of Credit Suisse, a leading global financial services organization headquartered in Zurich, with offices focused on asset management in 18 countries.

SHAREHOLDER INFORMATION

The Fund's market price is published in: THE NEW YORK TIMES (daily) under the designation "FtIsrl" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "FstIsrael." Weekly comparative net asset value
(NAV) and market price information about the Fund's shares are published each Sunday in The New York Times and each Monday in The Wall Street Journal and Barron's, as well as other newspapers, in a table called "Closed-End Funds."

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The First Israel Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac       Chairman of the Board of  Directors
James J. Cattano       Director
Lawrence J. Fox        Director
Phillip Goldstein      Director
George W. Landau       Honorary Director
Lawrence D. Haber      Director
Steven N. Rappaport    Director
Steven B. Plump        Chief Executive Officer and President
Neil Gregson           Chief Investment Officer
J. Kevin Gao           Senior Vice President and Secretary
Ajay Mehra             Chief Legal Officer
Emidio Morizio         Chief Compliance Officer
Michael A. Pignataro   Chief Financial Officer
Robert Rizza           Treasurer
John E. Smith, Jr.     Assistant Treasurer
Brooke Brown           Assistant Secretary
Karen Regan            Assistant Secretary

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

INVESTMENT SUB-ADVISER

Credit Suisse Asset Management Limited
Beaufort House
15 St. Botolph Street
London EC3A 7JJ, England

INVESTMENT SUB-ADVISER

Analyst Exchange and Trading Services Ltd.
46 Rothschild Boulevard
Tel Aviv, 66883 Israel

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

[AMERICAN STOCK EXCHANGE(R) LOGO]
LISTED
ISL

ISL-SAR-0606

ITEM 2. CODE OF ETHICS.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 1, 2006.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          THE FIRST ISRAEL FUND, INC.


          /s/ Steven B. Plump
          ------------------------------------
          Name: Steven B. Plump
          Title: Chief Executive Officer
          Date: September 5, 2006

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


          /s/ Steven B. Plump
          ------------------------------------
          Name: Steven B. Plump
          Title: Chief Executive Officer
          Date: September 5, 2006


          /s/ Michael A. Pignataro
          ------------------------------------
          Name: Michael A. Pignataro
          Title: Chief Financial Officer
          Date: September 5, 2006